Eaton Vance Investment Trust
For the Funds:

(bullet) EV Classic Florida Limited Maturity Municipals Fund

(bullet) EV Classic Massachusetts Limited Maturity Municipals Fund

(bullet) EV Classic New York Limited Maturity Municipals Fund

(bullet) EV Classic Pennsylvania Limited Maturity Municipals Fund

[LOGO:HOUSE]

Semi-Annual Shareholder Report
September 30, 1996



Table of Contents

Item                                                        Page

Six-month results                                              3
President's letter to shareholders                             4
Portfolio Managers' Discussion                               5-6
Management Reports:
EV Classic Florida Limited Maturity Municipals Fund            7
EV Classic Massachusetts Limited Maturity Municipals Fund      8
EV Classic New York Limited Maturity Municipals Fund           9
EV Classic Pennsylvania Limited Maturity Municipals Fund      10
Financial Statements                                          11

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



Information about your mutual fund investment:


Results for the         Total Return   Dividends paid      NAV                             If your combined     The after-tax
six months ended        (excl. sales       by Fund      per share at  Fund's distribution   Federal & state   distribution rate
September 30, 1996        charge)     (during period)    9/30/96        rate at 9/30/96       tax rate is... you would need is...
---------------------------------------------------------------------------------------------------------------------------------
EV Classic Florida
Limited Maturity
Municipals Fund             1.3%          $0.181           $9.56           3.74%              39.42%               6.17%

EV Classic
Massachusetts Limited
Maturity Municipals Fund    1.4%          $0.186           $9.63           3.81%              43.68%               6.76%

EV Classic New York
Limited Maturity
Municipals Fund             1.5%          $0.181           $9.58           3.74%              40.86%               6.32%

EV Classic
Pennsylvania Limited
Maturity Municipals Fund    1.4%          $0.186           $9.61           3.82%              37.79%               6.34%

[GRAPHIC OF THE STATES FLORIDA, MASSACHUSETTS,
NEW YORK AND PENNSYLVANIA OMITTED IN COLUMN SIX]




To Shareholders:

Following an upbeat 1995, the bond market encountered difficulty in the first half of 1996, as the investment climate changed dramatically.

The year started favorably enough, with the Federal Reserve lowering the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. Investors' optimism was short-lived, however, as Fed Chairman Alan Greenspan suggested in his spring Congressional testimony that, in light of current economic growth, the next move in rates would likely be higher. Subsequent employment data showed that job creation was exceeding market estimates and that the labor market was indeed tightening.

While job growth has cooled in recent months from the blistering pace set early in the year, the economy has nonetheless failed to give a clear indication of its long-term direction. Accordingly, the Federal Reserve has effectively put its monetary policy on hold.

Despite the uncertainty in the market, there are several reasons we believe an investment in municipal bonds continues to represent good value for tax-conscious investors. First, while turning in somewhat faster growth than expected, the nation's economy remains subdued. GDP grew at a revised 4.8% rate in the second quarter - a relatively strong showing - but was followed by a 2.2% growth rate in the third quarter, according to preliminary figures. Interestingly, recent indicators, including the Federal Reserve's "beige book," an anecdotal regional economic survey, suggest a possible slowdown in the first half of 1997. Most importantly, by most measures, inflation remains well under control.

Second, whatever the outcome of the various tax cut proposals that have marked the campaigns of both major political parties, it is certain that the tax structure will remain sharply progressive. That means that municipal bonds should retain their relative value.

[GRAPHIC OMITTED TAX-EXEMPT BONDS YIELD CHART]

Tax-exempt bonds yield 81% of Treasury yields

30-yr. AAA Gerneral
Obligation (GO) Bonds*            5.61%

Taxable equivalent yield
of investment for couple
in 36% tax bracket                8.77%

30-year Treasury Bonds            6.92%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yield is a compilation of a representative variey of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of September 30, 1996.
Past performance is no guarnatee of future results.
Source: Bloomberg, L.P.

Third, on the budget front, the deficit has been reduced significantly. At present, the deficit as a percentage of GDP is the smallest of all industrialized nations, alleviating near-term borrowing needs.

Finally, and perhaps most important, the tax burden of our citizens is still extraordinarily high. Municipal bonds remain the best way for most individuals to relieve that burden and keep more of what they work so hard to earn.We believe that, despite the occasional market fluctuations, a steadfast, long-term outlook is the best way to reap the advantages of tax-free investing.
Sincerely,

/S/Thomas J. Fetter

Thomas J. Fetter
President
November 10, 1996

[PHOTO OF THOMAS J. FETTER OMITTED]



Management Discussion

[PHOTO OF RAYMOND E. HENDER OMITTED]

An interview with Raymond E. Hender, Vice President, and William H. Ahern, Vice President, Portfolio Managers of the Limited Maturity
Municipals Portfolios.

Q. Ray, how would you describe the bond market in recent months?

Mr. Hender: Volatility has certainly been the hallmark of the bond market for much of the year. Many investors had been anticipating a slowdown in the second half of the year. However, the economy not only maintained its momentum, but proved a bit stronger than expected. For example, third quarter GDP rose 2.2%, following a 4.6% surge in the second quarter attributed to the rebuilding of inventories by business. The economy's strength in the face of weaker expectations has contributed to the bond market's increasing volatility during the year.

Q. Bill, why has the market been unable to settle on one direction?

Mr. Ahern: The employment reports in March and April started the ball rolling, with much stronger-than-expected job data. However, no sooner had the market digested that information, than we again saw some anecdotal signs of weakness. That pattern continued through the period. Finally, prior to the Fed's most recent Open Market Committee meeting in September, the market anticipated that the Fed would elect to raise interest rates. Defying expectations, the Fed decided to stand pat. Actually, the mere threat of a Fed rate hike had caused the market to adjust, eliminating the need for Fed action. In any event, the market's expectations contributed to the volatility throughout the period and made this a fairly difficult investment environment. That's been as true of the municipal market as it has of the Treasury market.

Q. How would you characterize supply and demand in the municipal market?

Mr. Hender: Municipal supply has been relatively light but on a par with reduced demand. With a strong stock market for much of the year, investors have generally focused less on fixed-income vehicles. Much of the municipal supply has consisted of insured bonds, which made the municipal market more generic in nature. By that, I mean that quality spreads - the yield difference between bonds of varying quality - have diminished. That has made it considerably more difficult to find bargains in the investment grade segment of the market.

Q. What changes have you made to the Portfolios in recent months?

Mr. Hender: We've made several shifts in the past several months. First, we've extended the durations of the Portfolios beyond the mid-point of our duration range. Recent signs point to a weakening of the economy at some point, either in the fourth quarter of this year or some time early next year. By extending duration - a measure of responsiveness to interest rate changes - we are increasing the Portfolios' exposure to a potential market rally. Second, we've added more aggressive coupons to the Portfolios by trading current and premium coupon bonds for discount bonds. Typically, discounts have greater potential for capital appreciation in a stable-to-lower interest rate environment. Finally, we've improved the Portfolios' call protection, which also tends to improve upside potential.

Mr. Ahern: In a generic market like this, we've also redoubled our efforts in the non-rated segment of the market. While the Portfolios remain highly diversified, our selective use of non-rated bonds should provide new opportunities. In those efforts, we benefit from the depth and ample resources of the Eaton Vance research department.

Q. That's an interesting point. Could you focus briefly on Eaton
Vance's municipal research department?

Mr. Ahern: At Eaton Vance, we maintain a strong research effort that provides a continuous flow of information between our analysts and our portfolio managers. We have analysts dedicated to each state as well as to various industry sectors, such as electric utilities, co-generation facilities, or transportation projects. By having analysts dedicated to these various sectors and states, we can be assured of full coverage of the important developments within those areas and know that our standards are applied uniformly. That is particularly critical in assessing non-rated bonds or lower-rated bonds.

[PHOTO OF WILLIAM H. AHERN OMITTED]

Q. Why is that so important today?

Mr. Hender: As Bill indicated earlier, the market is increasingly generic, with insured bonds representing a growing percentage of new issuance. Therefore, we are looking at non-rated bonds to find value and attractive new yield opportunities. Our analysts visit hundreds of company, state, local, and agency officials annually. They also maintain close contact with outside research sources and major credit ratings agencies to monitor the fiscal progress of state and local issuers. This in-depth research is helpful in determining which bonds may present good opportunities, and, conversely, which do not meet our criteria.

Q. How would you assess the current market from a credit standpoint?

Mr. Ahern: From a credit standpoint, this has been a relatively calm period. Unlike recent years, which saw a number of credit disappointments, such as the difficulties in Orange County, the fiscal health of states and municipalities has improved somewhat in the current economic environment. State and local budgets have clearly benefited from lower interest rates. And employment growth - while certainly not robust - has helped boost tax revenues at the state level. Every new job created provides additional tax revenue, and in many cases, helps reduce spending on social services. That has created a better credit climate.

Q. Have you made many sector changes to the Portfolios?

Mr. Hender: There has not been much change in terms of sectors. As Bill indicated, the states have done fairly well in the past year, and, as a result, the general obligation sector has been fairly stable. Elsewhere, we continue to monitor the electric utility sector closely. Deregulation, together with wholesale and retail wheeling - the sale of power to customers in other service areas - is certain to radically alter that industry. In the health care sector, we have upgraded the quality of our hospital holdings, focusing increasingly on the large, well-managed systems that should fare well in a changing health care scene.

Mr. Ahern: We've also favored several subsets of health care, including continuing care communities and nursing homes. These alternative-care facilities are beneficiaries of the nation's aging population as well as the push in the political arena to find more effective and less costly ways to deliver high-quality health care. Finally, we have been increasingly selective in the solid waste sector. The New Jersey court mandates initially sent shockwaves through the entire solid waste sector. But the market is once again focusing on the underlying fundamentals of individual projects and we have limited our exposure to those that we view as the strongest.

Q. Looking ahead, what is your outlook for the market?

Mr. Hender: Predicting the direction of interest rates with any degree of certainty is difficult. I would, however, agree with the consensus that the economy is likely to weaken in the near-term. The major question is whether the sharp employment growth of this year will fuel inflation. If inflation does not result, we are likely to see a stable-to-lower interest rate scenario. That should be a favorable backdrop for the overall bond market.

In the municipal bond market, the vast majority of refunding has been completed. Therefore, the market is not likely to suffer from severe supply pressures in the coming year. That's important because there should then be a good balance between supply and demand. Naturally, past trends don't always provide a clue to future performance. But intermediate-term municipal bonds should continue to offer yields that are over 80% of taxable yields, according to Bloomberg Financial. In my view, that illustrates the continuing degree of value in this segment of the municipal market. And for investors who want to enjoy the benefits of tax-free income while limiting their volatility and exposure to interest rate risk, the intermediate-term sector of the market still merits close attention.



EV Classic Florida Limited Maturity Municipals Fund

The State of the State: Florida

Florida's economy has grown steadily since 1993, led by a strong service sector which comprises over one-third of the state's employment and consists mainly of health and business services. Total employment increased by 5% from 1993 to 1995, and the unemployment rate decreased from 8.2% in 1992 to 5.2% at the end of the second quarter of 1996. Other strong sectors include construction and trade which, along with service, account for two-thirds of employment in Florida. Tourism was hit hard by the recession in the early 1990s, but has rebounded strongly in the past few years. The tourism industry provides the foundation for much of the state's economy and is expected to grow by 4.3% through fiscal 1997, according to Standard & Poor's.

Though dependent on a cyclical 6% sales and use tax, Florida's finances are well managed, and the state maintains a healthy working capital reserve. Governor Chiles has proposed bond issuance totalling $1.14 billion for fiscal 1997, which will provide funding in four main areas: Public Education, Environmental Preservation, Right-of-Way Acquisition, and Prison and Detention. As required by law, all bond issues must be backed by a specific revenue stream to receive the "full faith and credit" approval from the Florida state government.

[GRAPHIC OF THE STATE FLORIDA OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                  56
Average quality                   AA
Investment grade                  98.5%
Effective maturity                 8.31 yrs.

Largest sectors:
Escrowed                          21.3%
General obligations               18.1
Utility                            9.9
Insured hospital                   9.3*
Insured transportation             7.6*

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF TREE OMITTED]

Your investment at work:
Nassau County, FL
Pollution Control Bonds
ITT/Rayonier Inc. Project

Rayonier, Inc. is a leading international company engaged in the trading, merchandising and manufacture of logs, timber and forest products. At its production facility in northeastern Florida, Rayonier manufactures several grades of pulp used in textiles, packaging, cosmetics, film, plastics, detergents and paints. Rayonier is also among the top makers of fluff pulp, used in absorbent products such as disposable diapers, sanitary products, and industrial napkins. The proceeds of these bonds were used to finance the acquisition, construction, and installation of air and water pollution control facilities serving the company's pulp mill in Fernandina Beach, in Nassau County, Florida. This industrial development bond is an example of a municipal bond investment being used to encourage economic initiatives while providing support for the environment.

The Portfolio's Five Largest Holdings*

Jacksonville, FL
Bulk Power Supply System
Aaa/AAA   6.75%    10/1/16

Florida Department of
Natural Resources (MBIA)
Aaa/AAA   5.25%    7/1/10

Jacksonville, FL
Health Facilities Authority (MBIA)
Baptist Medical Center Project
Aaa/AAA   7.25%    6/1/05

Florida State Board of
Education
Aa/AA   5.5%    6/1/11

Orlando Utility
Community Water & Electric
Aaa/AAA   6.5%    10/1/20

*By market value as of September 30, 1996.


EV Classic Massachusetts Limited Maturity Municipals Fund

The State of the State: Massachusetts

The Massachusetts economy has made a dramatic recovery from the recession of 1990-1991, which was one of the most difficult in recent memory. After three years of budget deficits, the election of Governor William Weld in 1990 led to immediate changes on the budgetary front. Since his election in 1990, the governor has balanced the budget in every year of his adminis-tration. As a result of its more conservative fiscal policies, the state's general obligation debt has earned several rating increases since 1991.

Though the Massachusetts economic recovery was somewhat slow at first, the business climate has shown great improvement in recent years. Unemployment reached 4.0% in August of 1996, its lowest since June of 1989, and job growth has been increasing at a 1.4% annual rate, with 114,800 new jobs added in the past two years. The technology and defense-related sectors, which experienced significant job losses, are beginning to turn around.

The state government has become much friendlier towards the business community through tax cuts, regulatory reform, investing in infrastructure, and programs to help small businesses.

[GRAPHIC OF THE STATE MASSACHUSETTS OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                      49
Average quality                       AA
Investment grade                      95.1%
Effective maturity                     8.27 yrs.

Largest sectors:
Insured housing                       16.8*%
Escrowed/prerefunded                  12.8
Hospitals                             12.5
Insured general obligations           10.3*
General obligations                    8.4

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF WATER PIPE OMITTED]

Your investment at work
Massachusetts Water
Resources Authority
Revenue Bonds

The Massachusetts Water Resources Authority was created in 1985 and assumed control of the waterworks and sewer systems that provide wholesale services to cities and towns located primarily in eastern Massachusetts. The Authority's service area includes, in whole or part, sixty cities and towns encompassing a population of 2.5 million people. Since its creation in 1985, the Authority has made significant headway toward meeting statutory environmental mandates. Its centerpiece achievement has been its progress toward the construction of a new wastewater treatment plant for Boston Harbor. Due to its increasingly sound financial practices, the Authority has enjoyed strong financial performance in recent years. These bonds provide an attractive 7.5% coupon from a strong issuer, while helping fund improvements for essential services.

The Portfolio's Five Largest Holdings*

Massachusetts Housing Finance Agency (AMBAC)
Harborpoint Development
Aaa/AAA   6.20%    12/1/10

Massachusetts Housing Finance Agency (MBIA)
Aaa/AAA   6.125%    12/1/11

Massachusetts Health & Educational Facilities Authority
Daughters of Charity
Aa/NR   5.75%    7/1/02

Massachusetts Bay Transportation Authority (AMBAC)
Aaa/AAA   5.25%    3/1/11

Massachusetts Water &
Resource Authority
Aaa/AAA   7.5%    4/1/09

*By market value as of September 30, 1996.



EV Classic New York Limited Maturity Municipals Fund

The State of the State: New York

New York's economy has continued its relatively slow rate of growth in 1996, with mediocre economic results for the state offset by a Wall Street-led recovery in New York City. The securities industry, concentrated primarily in New York City, has emerged as a key part of the state's overall economy, accounting for 2.5% of the state's private sector employment and over 5% for that of New York City. Average wages for the securities industry, at $127,800 in 1995, are among the highest in the state. By comparison, average wages excluding this industry were $32,300 in 1995. Overall, employment in the state is up 1% over the previous year, and this rate of growth is not expected to change significantly through 1997. The unemployment rate, at 6.4% in July of this year, was more than a full percentage point higher than that of the nation. New York is still one of the wealthiest states in the country, with a personal income that is 118% of the nation, but the rate of growth in personal income has slowed considerably since the 1990-1991 recession.

New York's budget has been balanced due to higher than expected revenues from the securities industry, but problems remain. Though the governor's three-year income tax cut was implemented for the 1996-97 budget, spending cuts have been slow to materialize. And with the enactment of the new federal welfare bill, New York's costly social programs could become especially burdensome if not brought under stricter control.

[GRAPHIC OF THE STATE NEW YORK OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                     55
Average quality                     AA-
Investment grade                    99.2%
Effective maturity                   8.60 yrs.

Largest sectors:
Transportation                      12.4%
Education                           10.4
General obligation                  10.2
Insured transportation               9.7*
Escrowed/prerefunded                 9.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

[GRAPHIC OF GRADUATION CAP OMITTED]

Your investment at work
Dormitory Authority of the
State of New York
State University of New York

The Dormitory Authority of New York State provides financing for construction and repair projects to public and private educational facilities throughout the state, including projects for the many campuses of the State University system. Rated Aaa by Moody's, these escrowed bonds provide an attractive 6.75% coupon from a well-regarded issuer. Escrowed bonds are bonds that have been pre-refunded by the issuers to take advantage of a lower rate environment. Refundings hit the market in large supply in 1992 and 1993 as interest rates declined sharply. The large number of refundings created a huge supply on the market and an unusual opportunity in the intermediate range of the market. These bonds have a stated maturity of 2021 but have been refunded to 2002. As a result, investors enjoy the yield of a longer-maturity bond, but with the volatility of a shorter-maturity bond.

The Portfolio's Five Largest Holdings:*

Dormitory Authority of the
State of New York
University of Rochester
A1/A+   6.50%    7/1/09

New York State Energy Research & Development
Authority: Central Hudson Gas (FGIC)
Aaa/AAA   7.375%    10/1/14

New York City
Housing Development Corporation (Multi-Family)
Aa/AA   5.625%    5/1/12

New York State Medical Care Facilities Finance Agency
New York State Hospital (AMBAC)
Aaa/AAA   6.1%    2/15/04

New York Urban Development Corporation
Baa1/BBB   5.375%    1/1/15
*By market value as of September 30, 1996.


EV Classic Pennsylvania Limited Maturity Municipals Fund

The State of the State: Pennsylvania

While the national economy continues to register growth, progress in Pennsylvania has been uneven, with the lower-cost, centrally located areas continuing to outpace the Pittsburgh and Philadelphia metropolitan areas. Mirroring the job growth at the national level, Pennsylvania experienced a surge in employment gains in the early summer months. In July, the Common-wealth's unemployment rate was 5.1%, unchanged from June. Total employment reached its highest level in seven years. The construction industry was responsible for the bulk of new jobs added during the summer, as the industry saw a surge in housing starts that exceeded most expectations. Retail trade, services and government also added significantly to the job picture. Personal income levels for commonwealth residents continued to rise in recent months, fueling the improvement in the retail sector. Pennsylvania's fiscal outlook continues to improve, having benefited from tax reforms, government cost controls, and a slowly improving economy.

[GRAPHIC OF THE STATE PENNSYLVANIA OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996
Number of issues                      51
Average quality                      AA-
Investment grade                     93.7%
Effective maturity                    8.40 yrs.

Largest sectors:
Hospitals                            21.4%
Escrowed                             16.2
Insured hospitals                    12.6*
Education                             8.8
Insured general obligations           6.1*

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF MEDICAL SYMBOL OMITTED]

Your investment at work
Montour County, PA
Health System
Revenue Bonds
Geisinger Authority

Geisinger is a regional, multi-institutional, health care system, serving a population of approximately two million residents in central and northeastern Pennsylvania. The Geisinger facilities obligated by these bonds include two medical centers with over 800 beds, a group medical practice with 500 physicians, and a substance abuse center. The medical centers, located in Danville and Wilkes-Barre, provide multi-specialty medical services, treatment of alcohol and drug dependency, management and consultative services, and continuing medical education. These bonds are rated Aa/AA by Moody's and Standard & Poor's, respectively. Issued by a well-respected health services practitioner, the bonds have a very attractive coupon of 7.375%, which helps to boost the Fund's income while narrowing the Portfolio's focus in an increasingly selective health care sector.

The Portfolio's Five Largest Holdings*

Pennsylvania Higher Education Facilities Authority
University of Pennsylvania Hospital
Aa/AA   5.875%    1/1/15

Pennsylvania State
Turnpike Commission (AMBAC)
Aaa/AAA   6.25%    6/1/11

Pottsville, PA Hospital Authority
Daughters of Charity
Aa/NR   5.00%    8/15/12

Philadelphia Municipal Authority
Justice Lease Revenue Bonds (FGIC)
Aaa/AAA   7.10%    11/15/11

Commonwealth of Pennsylvania (AMBAC)
Aaa/AAA   5.0%    11/15/11

*By market value as of September 30, 1996.



EV Classic Limited Maturity Municipals Funds
Financial Statements


Statements of Assets and Liabilities

September 30, 1996 (Unaudited)

                                                            Classic          Classic           Classic            Classic
                                                            Florida       Massachusetts        New York        Pennsylvania
                                                         Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                                         ------------      ------------      ------------      ------------
Assets:
Investments --
Identified cost                                          $  7,301,281      $  4,756,084      $  3,908,446      $  6,393,204
Unrealized appreciation (depreciation)                        (53,246)           15,376           (25,345)          (65,429)
                                                         ------------      ------------      ------------      ------------
Total investment in Portfolio, at value (Note 1A)        $  7,248,035      $  4,771,460      $  3,883,101      $  6,327,775
Receivable from the Administrator (Note 4)                      3,733            10,692            10,208             5,342
Deferred organization expenses (Note 1D)                        3,203             4,807             4,460             4,395
                                                         ------------      ------------      ------------      ------------
Total assets                                             $  7,254,971      $  4,786,959      $  3,897,769      $  6,337,512
                                                         ------------      ------------      ------------      ------------
Liabilities:
Dividends payable                                        $      5,206      $      3,474      $      2,789      $      4,622
Payable for Fund shares redeemed                               26,003            53,276                --                --
Payable to affiliate-
Trustees' fees                                                     41                --                --                41
Accrued expenses                                                1,188             1,772             1,560             2,296
                                                         ------------      ------------      ------------      ------------
Total liabilities                                        $     32,438      $     58,522      $      4,349      $      6,959
                                                         ------------      ------------      ------------      ------------
Net Assets                                               $  7,222,533      $  4,728,437      $  3,893,420      $  6,330,553
                                                         ============      ============      ============      ============
Sources of Net Assets:
Paid-in capital                                          $  8,323,204      $  4,899,418      $  4,168,619      $  6,879,364
Accumulated net realized loss on investment and
financial futures transactions (computed on the basis
of identified cost)                                        (1,049,157)         (186,696)         (249,624)         (484,114)
Accumulated undistributed (distributions in excess of)
net investment income                                           1,732               339              (230)              732
Unrealized appreciation (depreciation) of investments
and financial futures contracts from Portfolio
(computed on the basis of identified cost)                    (53,246)           15,376           (25,345)          (65,429)
                                                         ------------      ------------      ------------      ------------
Total                                                    $  7,222,533      $  4,728,437      $  3,893,420      $  6,330,553
                                                         ============      ============      ============      ============
Shares of Beneficial Interest Outstanding                     755,491           490,815           406,345           659,062
                                                         ============      ============      ============      ============
Net Asset Value, Offering Price and
Redemption Price Per Share
(net assets (divided by) shares of beneficial
interest outstanding) (Note 6)                                 $ 9.56            $ 9.63            $ 9.58            $ 9.61
                                                               ======            ======            ======            ======

See notes to financial statements





Statements of Operations

(Six Months Ended September 30,1996 (Unaudited)

                                                            Classic          Classic           Classic            Classic
                                                            Florida       Massachusetts        New York        Pennsylvania
                                                         Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                                         ------------      ------------      ------------      ------------
Investment Income (Note 1B):
Interest income allocated from Portfolio                 $    205,982      $    133,126      $    104,927      $    196,451
Expenses allocated from Portfolio                             (22,204)          (14,313)          (11,153)          (21,148)
                                                         ------------      ------------      ------------      ------------
Net investment income from Portfolio                     $    183,778      $    118,813      $     93,774      $    175,303
                                                         ------------      ------------      ------------      ------------
Expenses --
Compensation of Trustees not members of the
Administrator's organization                             $         82      $         41      $        --       $         82
Distribution costs (Note 5)                                    33,995            21,947           17,610             30,920
Custodian fees                                                  1,500               833            1,499              1,499
Transfer and dividend disbursing agent fees                     2,816             1,540            1,172              2,085
Printing and postage                                            2,456             3,366            3,172              3,450
Legal and accounting services                                   3,629             3,992            5,417              7,235
Amortization of organization expenses (Note 1D)                   692             1,121            1,028              1,012
Miscellaneous                                                     177               734              617              1,045
                                                         ------------      ------------      ------------      ------------
Total expenses                                           $     45,347      $     33,574      $     30,515      $     47,328
Deduct -- preliminary allocation of expenses
to the Administrator (Note 4)                                   3,733            10,692            10,208             5,342
                                                         ------------      ------------      ------------      ------------
Net expenses                                             $     41,614      $     22,882      $     20,307      $     41,986
                                                         ------------      ------------      ------------      ------------
Net investment income                                    $    142,164      $     95,931      $     73,467      $    133,317
                                                         ------------      ------------      ------------      ------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from Portfolio --
Investment transactions (identified cost basis)          $    (28,371)     $    (11,456)     $     (2,061)     $     23,915
Financial futures contracts                                   (38,414)          (17,498)          (16,100)          (46,989)
                                                         ------------      ------------      ------------      ------------
Net realized loss                                        $    (66,785)     $    (28,954)     $    (18,161)     $    (23,074)
Change in unrealized appreciation (depreciation) of
investments and financial futures contracts                    14,702             2,194               492           (22,873)
                                                         ------------      ------------      ------------      ------------
Net realized and unrealized loss                         $    (52,083)     $    (26,760)     $    (17,669)     $    (45,947)
                                                         ------------      ------------      ------------      ------------
Net increase in net
assets from operations                                   $     90,081      $     69,171      $     55,798      $     87,370
                                                         ============      ============      ============      ============

See notes to financial statements





Statements of Changes in Net Assets

Six Months Ended September 30, 1996 (Unaudited)

                                                              Classic          Classic           Classic            Classic
                                                              Florida       Massachusetts        New York        Pennsylvania
                                                           Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                                           ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                      $    142,164      $     95,931      $     73,467      $    133,317
Net realized loss on investments                                (66,785)          (28,954)          (18,161)          (23,074)
Change in unrealized appreciation of investments                 14,702             2,194               492           (22,873)
                                                           ------------      ------------      ------------      ------------
Net increase in net assets from operations                 $     90,081      $     69,171      $     55,798      $     87,370
                                                           ------------      ------------      ------------      ------------
Distributions to shareholders (Note 2) --
From net investment income                                 $   (141,726)     $    (93,112)     $    (73,244)     $   (132,034)
                                                           ------------      ------------      ------------      ------------
Transactions in shares of beneficial interest (Note 3) --
Proceeds from sales of shares                              $     18,870      $    153,427      $    275,079      $    545,161
Net asset value of shares issued to shareholders in
payment of distributions declared                                95,341            81,823            59,546           100,599
Cost of shares redeemed                                      (1,138,572)         (535,859)         (488,228)       (1,751,250)
                                                           ------------      ------------      ------------      ------------
Decrease in net assets from Fund share transactions        $ (1,024,361)     $   (300,609)     $   (153,603)     $ (1,105,490)
                                                           ------------      ------------      ------------      ------------
Net decrease in net assets                                 $ (1,076,006)     $   (324,550)     $   (171,049)     $ (1,150,154)
Net Assets:
At beginning of period                                        8,298,539         5,052,987         4,064,469         7,480,707
                                                           ------------      ------------      ------------      ------------
At end of period                                           $  7,222,533      $  4,728,437      $  3,893,420      $  6,330,553
                                                           ============      ============      ============      ============
Accumulated undistributed (distributions in
excess of) net investment income included
in net assets at end of period                             $      1,732      $        339      $       (230)     $        732
                                                           ============      ============      ============      ============

See notes to financial statements





Statements of Changes in Net Assets

Year Ended March 31, 1996

                                                              Classic          Classic           Classic            Classic
                                                              Florida       Massachusetts        New York        Pennsylvania
                                                           Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                                           ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                      $    351,941      $    208,852      $    189,058      $    314,689
Net realized loss on investments                               (173,188)          (33,260)          (50,391)         (136,499)
Change in unrealized appreciation of investments                310,510           105,044           140,734           239,926
                                                           ------------      ------------      ------------      ------------
Net increase in net assets from operations                 $    489,263      $    280,636      $    279,401      $    418,116
                                                           ------------      ------------      ------------      ------------
Distributions to shareholders (Note 3) --
From net investment income                                 $   (351,329)     $   (207,640)     $   (188,378)     $   (309,256)
                                                           ------------      ------------      ------------      ------------
Transactions in shares of beneficial interest (Note 4) --
Proceeds from sales of shares                              $  1,113,184      $    901,869      $    535,978      $  1,234,275
Net asset value of shares issued to shareholders in
payment of distributions declared                               230,154           165,278           165,662           249,490
Cost of shares redeemed                                      (6,954,195)       (1,465,165)       (2,770,705)       (3,864,821)
                                                           ------------      ------------      ------------      ------------
Decrease in net assets from Fund share transactions        $ (5,610,857)     $   (398,018)     $ (2,069,065)     $ (2,381,056)
                                                           ------------      ------------      ------------      ------------
Net decrease in net assets                                 $ (5,472,923)     $   (325,022)     $ (1,978,042)     $ (2,272,196)
Net Assets:
At beginning of year                                         13,771,462         5,378,009         6,042,511         9,752,903
                                                           ------------      ------------      ------------      ------------
At end of year                                             $  8,298,539      $  5,052,987      $  4,064,469      $  7,480,707
                                                           ============      ============      ============      ============
Accumulated undistributed (distributions in
excess of) net investment income included
in net assets at end of year                               $      1,294      $     (2,480)     $       (453)     $       (551)
                                                           ============      ============      ============      ============

See notes to financial statements




Financial Highlights


                                                                              Classic Florida Limited
                                                      ----------------------------------------------------------------------
                                                        Six Months Ended                      Year Ended March 31,
                                                       September 30,1996          ------------------------------------------
                                                          (Unaudited)                1996            1995            1994*
                                                      --------------------        ---------        ---------       ---------
Net asset value, beginning of period                       $  9.620                $  9.520         $  9.480        $ 10.000
                                                           --------                --------         --------        --------
Income (loss) from operations:
Net investment income                                      $  0.180                $  0.359         $  0.353        $  0.103
Net realized and unrealized
gain (loss) on investments                                   (0.061)                  0.100            0.088          (0.495)
                                                           --------                --------         --------        --------
Total income (loss) from operations                        $  0.119                $  0.459         $  0.441        $ (0.392)
                                                           --------                --------         --------        --------
Less distributions:
From net investment income                                 $ (0.179)               $ (0.359)        $ (0.353)       $ (0.103)
In excess of net investment income                               --                      --           (0.048)         (0.025)
                                                           --------                --------         --------        --------
Total distributions                                        $ (0.179)               $ (0.359)        $ (0.401)       $ (0.128)
                                                           --------                --------         --------        --------
Net asset value, end of period                             $  9.560                $  9.620         $  9.520        $  9.480
                                                           ========                ========         ========        ========
Total Return (1)                                               1.28%                   4.84%            4.81%          (4.07%)
Ratios/Supplemental Data**:
Net assets, end of period (000 omitted)                    $  7,223                $  8,299         $ 13,771        $ 22,535
Ratio of net expenses to average daily net assets (2)(3)       1.70%+                  1.58%            1.50%           1.39%+
Ratio of net expenses to average daily net assets
after custodian fee reduction (2)                              1.69%+                  1.56%              --              --
Ratio of net investment income to
average daily net assets                                       3.77%+                  3.75%            3.81%           3.25%+

** For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or
   Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                            $  0.175                $  0.340         $  0.334        $  0.095
                                                           ========                ========         ========        ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                                1.80%+                  1.78%            1.71%          1.65%+
Expenses after custodian fee reduction (2)                     1.79%+                  1.76%              --             --
Net investment income                                          3.67%+                  3.55%            3.60%          2.99%+

 +  Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

*  For the period from the start of business, December 8, 1993, to March 31, 1994.





                                                                            Classic Massachusetts Limited
                                                      ----------------------------------------------------------------------
                                                        Six Months Ended                      Year Ended March 31,
                                                       September 30,1996          ------------------------------------------
                                                          (Unaudited)                1996            1995            1994*
                                                      --------------------        ---------        ---------       ---------
Net asset value, beginning of period                       $  9.680                $  9.560         $  9.520        $ 10.000
                                                           --------                --------         --------        --------
Income (loss) from operations:
Net investment income                                      $  0.189                $  0.370         $  0.359        $  0.107
Net realized and unrealized
gain (loss) on investments                                   (0.055)                  0.118            0.092++        (0.451)
                                                           --------                --------         --------        --------
Total income (loss) from operations                        $  0.134                $  0.488         $  0.451        $ (0.344)
                                                           --------                --------         --------        --------
Less distributions:
From net investment income                                 $ (0.184)               $ (0.368)        $ (0.359)       $ (0.107)
In excess of net investment income                               --                      --           (0.052)         (0.029)
                                                           --------                --------         --------        --------
Total distributions                                        $ (0.184)               $ (0.368)        $ (0.411)       $ (0.136)
                                                           --------                --------         --------        --------
Net asset value, end of period                             $  9.630                $  9.680         $  9.560        $  9.520
                                                           ========                ========         ========        ========
Total Return (1)                                               1.42%                   5.16%            4.90%          (3.67%)
Ratios/Supplemental Data**:
Net assets, end of period (000 omitted)                    $  4,728                $  5,053         $  5,378        $  4,967
Ratio of net expenses to average daily net assets (2)(3)       1.55%+                  1.47%            1.63%           1.49%+
Ratio of net expenses to average daily net assets
after custodian fee reduction (2)                              1.53%+                  1.46%              --              --
Ratio of net investment income to
average daily net assets                                       3.94%+                  3.80%            3.82%           3.12%+

** For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or
   Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                            $  0.168                $  0.326         $  0.324        $  0.077
                                                           ========                ========         ========        ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                               1.98%+                   1.92%            2.00%          2.38%+
Expenses after custodian fee reduction (2)                    1.96%+                   1.91%              --             --
Net investment income                                         3.51%+                   3.35%            3.45%          2.23%+
 +  Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

* For the period from the start of business, December 9, 1993, to March 31, 1994.

See notes to financial statements





                                                                          Classic New York Limited
                                                      ----------------------------------------------------------------------
                                                        Six Months Ended                      Year Ended March 31,
                                                       September 30,1996          ------------------------------------------
                                                          (Unaudited)                1996            1995            1994*
                                                      --------------------        ---------        ---------       ---------
Net asset value, beginning of period                       $  9.620                $  9.490         $  9.500        $ 10.000
                                                           --------                --------         --------        --------
Income (loss) from operations:
Net investment income                                      $  0.180                $  0.359         $  0.354        $  0.100
Net realized and unrealized
gain (loss) on investments                                   (0.041)                  0.130            0.037++        (0.473)
                                                           --------                --------         --------        --------
Total income (loss) from operations                        $  0.139                $  0.489         $  0.391        $ (0.373)
                                                           --------                --------         --------        --------
Less distributions:
From net investment income                                 $ (0.179)               $ (0.359)        $ (0.354)       $ (0.100)
In excess of net investment income                               --                      --           (0.047)         (0.027)
                                                           --------                --------         --------        --------
Total distributions                                        $ (0.179)               $ (0.359)        $ (0.401)       $ (0.127)
                                                           --------                --------         --------        --------
Net asset value, end of period                             $  9.580                $  9.620         $  9.490        $  9.500
                                                           ========                ========         ========        ========
Total Return (1)                                               1.49%                   5.19%            4.26%          (3.88%)
Ratios/Supplemental Data**:
Net assets, end of period (000 omitted)                    $  3,893                $  4,064         $  6,043        $  6,325
Ratio of net expenses to average daily net assets (2)(3)       1.62%+                  1.48%            1.52%           1.61%+
Ratio of net expenses to average daily net assets
after custodian fee reduction (2)                              1.61%+                  1.46%              --              --
Ratio of net investment income to
average daily net assets                                       3.76%+                  3.75%            3.76%           3.17%+

** For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or
   Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                            $  0.155                $  0.319         $  0.318        $  0.082
                                                           ========                ========         ========        ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                                2.14%+                  1.90%            1.90%           2.17%+
Expenses after custodian fee reduction (2)                     2.13%+                  1.88%              --              --
Net investment income                                          3.24%+                  3.33%            3.38%           2.61%+

 +  Annualized.
++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

* For the period from the start of business, December 8, 1993, to March 31, 1994.

See notes to financial statements





                                                                          Classic Pennsylvania Limited
                                                      ----------------------------------------------------------------------
                                                        Six Months Ended                      Year Ended March 31,
                                                       September 30,1996          ------------------------------------------
                                                          (Unaudited)                1996            1995            1994*
                                                      --------------------        ---------        ---------       ---------
Net asset value, beginning of period                       $  9.660                $  9.550         $  9.520        $ 10.000
                                                           --------                --------         --------        --------
Income (loss) from operations:
Net investment income                                      $  0.185                $  0.373         $  0.359        $  0.103
Net realized and unrealized
gain (loss) on investments                                   (0.051)                  0.105            0.082          (0.453)
                                                           --------                --------         --------        --------
Total income (loss) from operations                        $  0.134                $  0.478         $  0.441        $ (0.350)
                                                           --------                --------         --------        --------
Less distributions:
From net investment income                                 $ (0.184)               $ (0.368)        $ (0.359)       $ (0.103)
In excess of net investment income                               --                      --           (0.052)         (0.027)
                                                           --------                --------         --------        --------
Total distributions                                        $ (0.184)               $ (0.368)        $ (0.411)       $ (0.130)
                                                           --------                --------         --------        --------
Net asset value, end of period                             $  9.610                $  9.660         $  9.550        $  9.520
                                                           ========                ========         ========        ========
Total Return (1)                                               1.43%                   5.05%            4.79%          (3.65%)
Ratios/Supplemental Data**:
Net assets, end of period (000 omitted)                    $  6,331                $  7,481         $  9,753        $ 14,022
Ratio of net expenses to average daily net assets (2)(3)       1.85%+                  1.53%            1.47%           1.38%+
Ratio of net expenses to average daily net assets
after custodian fee reduction (2)                              1.84%+                  1.51%              --              --
Ratio of net investment income to
average daily net assets                                       3.88%+                  3.87%            3.83%           3.29%+

** For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or
   Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                            $  0.178                $  0.342         $  0.324        $  0.089
                                                           ========                ========         ========        ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                                2.00%+                  1.85%            1.84%           1.82%+
Expenses after custodian fee reduction (2)                     1.99%+                  1.83%              --              --
Net investment income                                          3.74%+                  3.55%            3.46%           2.85%+

 +  Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

* For the period from the start of business, December 8, 1993, to March 31, 1994.

See notes to financial statements




Notes to Financial Statements
(Unaudited)

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-four Funds, four of which are included in these financial statements. They include EV Classic Florida Limited Maturity Municipals Fund ("Classic Florida Limited Fund"), EV Classic Massachusetts Limited Maturity Municipals Fund ("Classic Massachusetts Limited Fund"), EV Classic New York Limited Maturity Municipals Fund ("Classic New York Limited Fund"), and EV Classic Pennsylvania Limited Maturity Municipals Fund ("Classic Pennsylvania Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Classic Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Municipals Portfolio, the Classic New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, and Classic Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (6.6%, 5.8%, 3.2%, and 8.0% at September 30, 1996 for the Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund, and Classic Pennsylvania Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial
Statements which are included elsewhere in this report.

B. Income - Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding
Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1996, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income taxes. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund                                     Amount      Expires
----                                     ------      -------
Classic Florida Limited Fund           $560,185   March 31, 2004
                                        175,896   March 31, 2003
Classic Massachusetts Limited Fund       98,981   March 31, 2004
                                         35,341   March 31, 2003
                                             58   March 31, 2002
Classic New York Limited Fund           151,250   March 31, 2004
                                         42,307   March 31, 2003
                                            195   March 31, 2002
Classic Pennsylvania Limited Fund       270,831   March 31, 2004
                                         83,019   March 31, 2003
                                            563   March 31, 2002

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not included by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Other - Investment transactions are accounted for on a trade date basis.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credits balances used to reduce each Fund's custodian fees are reflected as a reduction of operating expenses on the Statements of Operations.

H. Interim Financial Information - The interim financial statements relating to September 30, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reportedin the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1997 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

(3) Shares of Beneficial Interest


The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Classic Florida Limited Fund       Classic Massachusetts Limited Fund
                                         -------------------------------------   -------------------------------------
                                           Six Months Ended                        Six Months Ended
                                             September 30,        Year Ended         September 30,         Year Ended
                                                1996               March 31,            1996               March 31,
                                            (Unaudited)              1996           (Unaudited)              1996
                                         -----------------     ---------------   -----------------     ---------------
Sales                                          1,976               114,215             16,047                92,646
Issued to shareholders electing to receive
payments of distributions in Fund shares       9,996                23,721              8,522                16,994
Redemptions                                 (119,339)             (721,127)           (55,836)             (150,290)
                                             -------               -------             ------               -------
Net decrease                                (107,367)             (583,191)           (31,267)              (40,650)
                                             =======               =======             ======               =======



                                             Classic New York Limited Fund         Classic Pennsylvania Limited Fund
                                         -------------------------------------   -------------------------------------
                                           Six Months Ended                        Six Months Ended
                                             September 30,        Year Ended         September 30,         Year Ended
                                                1996               March 31,            1996               March 31,
                                            (Unaudited)              1996           (Unaudited)              1996
                                         -----------------     ---------------   -----------------     ---------------
Sales                                          28,898               55,514             57,138               126,168
Issued to shareholders electing to receive
payments of distributions in Fund shares        6,233               17,130             10,512                25,698
Redemptions                                   (51,157)            (286,755)          (183,339)             (398,779)
                                               ------              -------            -------               -------
Net decrease                                  (16,026)            (214,111)          (115,689)             (246,913)
                                               ======              =======            =======               =======




(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, for the six months ended September 30, 1996, $3,733, $10,692, $10,208, and $5,342, of
expenses related to the operation of the Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund, and Classic Pennsylvania Limited Fund, respectively, were allocated, on a preliminary basis, to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require each of the Funds to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Funds' net assets. For the six months ended September 30, 1996 Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund, paid or accrued $28,329, $18,289, $14,675 and $25,767, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund were approximately $3,238,000, $690,000, $845,000 and $1,565,000, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.15% of each Fund's average daily net assets for any fiscal year. For the six months ended September 30, 1996, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $5,666, $3,658, $2,935 and $5,153, respectively. On sales made prior to January 30, 1995, EVD makes monthly service fees payments to Authorized Firms in amounts anticipated to be equivalent to 0.15%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.15% of the purchase price of the shares sold by such Authorized Firm and monthly payments of service fees in amounts not expected to exceed 0.15% per annum of the Funds average daily net assets based on the value of Fund shares sold by such Authorized Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.



(6) Contingent Deferred Sales Charges

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the six months ended September 30, 1996, EVD received $3,004, $367, and $2,305, respectively, of CDSC paid by shareholders of Classic Florida Limited Fund, Classic Massachusetts Limited Fund, and Classic Pennsylvania Limited Fund, respectively. There was no CDSC paid to EVD by shareholders of Classic New York Limited Fund.

(7) Investment Transactions


Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended September 30, 1996, were as follows:

                      Classic           Classic            Classic             Classic
                      Florida        Massachusetts         New York         Pennsylvania
                      Limited           Limited            Limited            Limited
                       Fund              Fund               Fund               Fund
                   -------------   ----------------   ----------------   ----------------
Increases           $   72,740         $209,980           $311,522          $  597,823
Decreases            1,245,012          560,225            546,440           1,854,773





Florida Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Escrowed - 21.3%
Aaa            AAA             $1,015   Dade County, FL,
                                        Educational Facilities
                                        Authority,(MBIA),
                                        Prerefunded to
                                        10/1/01, 7.00%, 10/1/08                             $1,138,769
Aaa            AAA              1,500   Dade County, FL, Local
                                        School District, (FGIC),
                                        Prerefunded to
                                        8/1/01, 6.00%, 8/1/06                                1,593,210
Aaa            AAA              1,000   Dunnedin, Florida,
                                        Hospital, Mease Health
                                        Care, (MBIA), Prerefunded
                                        to 11/15/01, 6.75%,
                                        11/15/21                                             1,112,810
Aa             AAA              1,500   Florida Board of
                                        Education Capital Outlay,
                                        Prerefunded to 6/1/01
                                        6.75%, 6/1/12                                        1,645,920
Aaa            AAA              1,500   Florida Department of
                                        Natural Resources,
                                        Preservation 2000,
                                        (MBIA), Prerefunded to
                                        7/1/98,7.25%, 7/1/08                                 1,607,895
Aaa            AAA              4,485   Jacksonville Electric
                                        Authority, Bulk Power
                                        Supply System, Prerefunded
                                        to 10/1/00, 6.75%, 10/1/16                           4,906,500
Aaa            AAA              3,250   Orlando Utility
                                        Community Water &
                                        Electric, Prerefunded to
                                        10/1/01, 6.50%, 10/1/20                              3,574,513
Aaa            AAA              2,000   Palm Bay, FL, Utility,
                                        Palm Bay Utility
                                        Corporation, (MBIA)
                                        Prerefunded to 10/1/02,
                                        6.20%, 10/1/17                                       2,185,400
Aaa            AAA              2,805   Palm Beach County
                                        Criminal Justice Facilities,
                                        (FGIC), Prerefunded to
                                        6/1/00, 7.00%, 6/1/01                                3,086,706
Baa1           AAA              1,750   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        Prerefunded to 7/1/98,
                                        7.875%, 7/1/17                                       1,895,652
                                                                                        --------------
                                                                                           $22,747,375
                                                                                        --------------

                                        General Obligations - 18.1%
Aa             AA              $4,000   Florida State Board of
                                        Education, 5.00%, 6/1/14                            $3,762,600
Aa             AA               3,000   Florida State Board of
                                        Education, 5.00%, 6/1/09                             2,896,080
Aa             AA               1,500   Florida State Board of
                                        Education, 5.125%, 6/1/18                            1,396,875
Aa             AA               4,000   Florida State Board of
                                        Education, 5.50%, 6/1/11                             4,022,040
Baa1           A                1,000   Puerto Rico Public
                                        Building Authority,
                                        6.50%, 7/1/03                                        1,086,670
Baa1           A-               2,000   Puerto Rico Municipal
                                        Finance Agency,
                                        5.50%, 7/1/01                                        2,048,380
Baa1           A-               2,500   Puerto Rico Municipal
                                        Finance Agency,
                                        5.875%, 7/1/05                                        2,578,875
NR             NR               1,500   Virgin Islands Public
                                        Finance Authority,
                                        6.80%, 10/1/00                                       1,587,210
                                                                                        --------------
                                                                                           $19,378,730
                                                                                        --------------
                                        Hospitals - 2.3%
NR             BBB               $515   Escambia County Health
                                        Facilities Authority,
                                        (Baptist Hospital Inc., and
                                        Baptist Manor Inc.),
                                        6.00%, 10/1/97                                        $519,486
NR             BBB                545   Escambia County Health
                                        Facilities Authority, (Baptist
                                        Hospital Inc., and Baptist
                                        Manor Inc.) 6.25%, 10/1/98                             554,984
Baa1           NR                 425   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.00%, 12/1/98                               437,338
Baa1           NR                 450   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.25%, 12/1/99                               467,955
Baa1           NR                 480   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.50%, 12/1/00                               503,582
                                                                                        --------------
                                                                                            $2,483,345
                                                                                        --------------
                                        Housing - 1.8%
Baa            BBB             $2,000   Puerto Rico Housing
                                        Bank and Finance Agency,
                                        5.10%, 12/1/03                                      $1,969,260
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 3.4%
Baa2           BBB             $1,470   Nassau County PCR,
                                        (ITT Rayonier Incorporated
                                        Project), 5.60%, 6/1/00                             $1,497,577
B1             BB+              2,000   Polk County, Florida,
                                        Industrial Development
                                        Authority, (IMC Fertilizer),
                                        (AMT), 7.525%, 1/1/15                                2,091,040
                                                                                        --------------
                                                                                            $3,588,617
                                                                                        --------------
                                        Insured Cogeneration - 3.2%
Aaa            AAA             $2,000   Dade County, Florida,
                                        Resource Recovery
                                        Facilities, (AMBAC),
                                        (AMT), 5.30%, 10/1/07                               $1,978,660
Aaa            AAA              1,500   Dade County, Florida,
                                        Resource Recovery
                                        Facilities, (AMBAC),
                                        (AMT), 5.35%, 10/1/08                                1,476,540
                                                                                        --------------
                                                                                            $3,455,200
                                                                                        --------------
                                        Insured General Obligation - 3.6%
Aaa            AAA             $2,000   Dade County Local School
                                        District, (MBIA),
                                        6.40%, 8/1/00                                       $2,133,540
Aaa            AAA              1,580   Sarasota County, FL,
                                        (FGIC), 6.25%, 10/1/05                               1,701,202
                                                                                        --------------
                                                                                            $3,834,742
                                                                                        --------------
                                        Insured Hospital - 9.3%
Aaa            AAA             $2,000   Hillsborough County
                                        Hospital Authority,
                                        (Tampa General Hospital
                                        Project), (FSA),
                                        6.375%, 10/1/13                                     $2,104,040
Aaa            AAA              4,000   Jacksonville Health
                                        Facilities Authority,
                                        (Baptist Medical Center
                                        Project), (MBIA),
                                        7.25%, 6/1/05 (1)                                    4,342,640
Aaa            AAA              1,000   City of Lakeland,
                                        (Lakeland Regional
                                        Medical Center Project),
                                        (FGIC), 5.40%, 11/15/01                              1,035,590
Aaa            AAA             $1,360   North Broward Hospital
                                        District, (MBIA),
                                        6.20%, 1/1/04                                       $1,464,489
Aaa            AAA              1,000   Orange County Health
                                        Facilities Authority,
                                        (Adventist Health
                                        System/Sunbelt Inc,)
                                        (CGIC), 5.50%, 11/15/02                              1,036,130
                                                                                        --------------
                                                                                            $9,982,889
                                                                                        --------------
                                        Insured Housing - 2.2%
Aaa            AAA             $1,240   Florida Housing Finance
                                        Agency, (Leigh Meadows
                                        Apartments), (AMBAC),
                                        5.85%, 9/1/10                                       $1,247,316
Aaa            AAA              1,140   Florida Housing Finance
                                        Agency, (Stottert Arms
                                        Apartments), (AMBAC),
                                        5.90%, 9/1/10                                        1,146,703
                                                                                        --------------
                                                                                            $2,394,019
                                                                                        --------------
                                        Insured Miscellaneous - 2.0%
Aaa            AAA             $2,000   City of Jacksonville,
                                        Guaranteed Entitlement,
                                        (AMBAC), 5.50% 10/1/02                              $2,086,980
                                                                                        --------------
                                        Insured Special Tax - 4.6%
Aaa            AAA             $5,000   Florida Department of
                                        Natural Resources,
                                        (MBIA), 5.25%, 7/1/10                               $4,894,200
                                                                                        --------------
                                        Insured Transportation - 7.6%
Aaa            AAA             $2,000   Dade County, Florida,
                                        Seaport Revenue, (MBIA),
                                        5.125%, 10/1/16                                     $1,893,460
Aaa            AAA              3,120   Hillsborough County
                                        Aviation Authority, Tampa
                                        International Airport,
                                        (FGIC), 6.85%, 10/1/06                               3,363,266
Aaa            AAA              2,500   Palm Beach County,
                                        Florida, Airport, (MBIA),
                                        7.75%, 10/1/10                                       2,870,725
                                                                                        --------------
                                                                                            $8,127,451
                                                                                        --------------

                                        Insured Water & Sewer - 7.6%
Aaa            AAA             $3,000   Dade County FL, Water &
                                        Sewer Revenue, (FGIC),
                                        5.00%, 10/1/09                                      $2,880,840
Aaa            AAA              2,000   Manatee County FL,
                                        Public Utilities, (MBIA),
                                        6.75%, 10/1/04                                       2,247,920
Aaa            AAA              1,000   Pasco County FL, Water &
                                        Sewer Revenue,(FGIC),
                                        5.40%, 10/1/03                                       1,037,690
Aaa            AAA              2,000   Tampa, Florida, Water &
                                        Sewer Revenue, (FGIC),
                                        5.25%, 10/1/13                                       1,934,520
                                                                                        --------------
                                                                                            $8,100,970
                                                                                        --------------
                                        Utility - 9.9%
Aa             AA              $2,000   Gainesville, Florida Utility
                                        System Revenue,
                                        5.00%, 10/1/15                                      $1,843,180
Aa1            AA               3,000   Jacksonville Electric
                                        Authority, St. John's River
                                        Power Park, 6.50%, 10/1/03                           3,314,970
Aa1            AA               3,500   Jacksonville Electric
                                        Authority, St. John's River
                                        Power Park, 5.25%, 10/1/20                           3,326,085
Aa             AA-              2,000   City of Tallahassee, Electric
                                        Refunding Bonds,
                                        5.90%, 10/1/05                                       2,117,420
                                                                                        --------------
                                                                                           $10,601,655
                                                                                        --------------
                                        Water & Sewer Revenue - 3.1%
A3             A+                $330   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project), 5.40%,
                                        10/1/00                                               $338,323
A3             A+                 345   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.50%, 10/1/01                                         354,839
A3             A+                $365   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.60%, 10/1/02                                        $376,220
A3             A+                 380   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.70%, 10/1/03                                         393,269
Aa             AA-              1,700   St. Petersburg, FL, Public
                                        Utility Revenue,
                                        6.65%, 10/1/03                                       1,833,571
                                                                                        --------------
                                                                                            $3,296,222
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $104,324,918)                               $106,941,655
                                                                                        ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Florida municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996,
40.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.0% to 24.2% of total investments.

See notes to financial statements



Massachusetts Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------    Principal
                          Amount
          Standard          (000
Moody's   & Poor's      Omitted)   Security                                              Value
-----------------------------------------------------------------------------------------------
                                   Education - 4.3%
A1        A+              $1,200   Massachusetts Health and
                                   Education Finance
                                   Authority, Tufts University,
                                   7.40%, 8/1/18                                    $1,282,644
A         A-               1,230   Massachusetts Health and
                                   Education Finance
                                   Authority, Suffolk
                                   University,(CLEE),
                                   5.85%, 7/1/16                                     1,232,977
A         A-               1,030   Massachusetts Industrial
                                   Finance Agency, Park
                                   School, 5.50% 9/1/16                                985,524
                                                                                --------------
                                                                                    $3,501,145
                                                                                --------------
                                   Escrowed/Prerefunded - 12.8%
Aaa       NR              $1,000   Lowell, Massachusetts,
                                   Prerefunded to 2/15/01,
                                   7.625%, 2/15/10                                  $1,142,950
Aaa       AAA              2,000   Lynn, Massachusetts, Water
                                   and Sewer Commission,
                                   (MBIA), Prerefunded to
                                   12/1/00, 7.25%, 12/1/10                           2,239,660
NR        A+               1,700   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Baystate Medical
                                   Center, Prerefunded to
                                   7/1/99, 7.375%, 7/1/08                            1,859,409
NR        AAA              1,060   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Jordan Hospital,
                                   (FHA), Prerefunded to
                                   8/15/98, 7.85%, 8/15/28                           1,150,301
Aaa       AAA              1,060   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Berkshire
                                   Health System, (MBIA),
                                   Prerefunded to 10/1/98,
                                   6.75%, 10/1/19                                    1,112,226
Aaa       AAA              2,500   Massachusetts Water
                                   Resource Authority,
                                   Prerefunded to 4/1/00,
                                   7.50%, 4/1/09                                     2,782,800
                                                                                --------------
                                                                                   $10,287,346
                                                                                --------------

                                   General Obligations - 8.4%
Baa       A-              $1,000   City of Lawrence,
                                   Massachusetts, State
                                   Qualified Bonds, 5.00%,
                                   9/15/02                                          $1,003,030
A1        A+               1,240   The Commonwealth of
                                   Massachusetts,
                                   6.10%, 6/1/02                                     1,320,873
Baa1      A                3,000   Puerto Rico Aqueduct &
                                   Sewer Authority, 5.00%,
                                   7/1/15                                            2,753,310
Baa1      A                1,000   Puerto Rico Aqueduct &
                                   Sewer Authority,
                                   5.00%, 7/1/19                                       903,050
Baa1      A                  750   Commonwealth of Puerto
                                   Rico, 6.35%, 7/1/10                                 794,610
                                                                                --------------
                                                                                    $6,774,873
                                                                                --------------
                                   Hospitals - 12.5%
Aa        AA-             $2,160   City of Boston,
                                   Massachusetts, Boston
                                   City Hospital, (FHA
                                   Insured Mortgage),
                                   5.15%, 2/15/01                                   $2,199,549
Baa       BB               1,130   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Milford
                                   Whitinsville Hospital,
                                   7.125% 7/15/02                                    1,138,577
NR        BBB-             1,845   Massachusetts Health and
                                   Educational Facilities
                                   Authority, North Adams
                                   Regional Hospital,
                                   6.25%, 7/1/04                                     1,861,660
NR        A-                 500   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Melrose
                                   Wakefield Hospital,
                                   5.375%, 7/1/05                                      496,570
NR        A-                 500   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Sisters of
                                   Providence Hospital,
                                   6.00%, 11/15/00                                     508,510
Aa        NR               3,000   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Daughters of
                                   Charity Issue,
                                   5.75%, 7/1/02                                     3,132,150
A         A                  650   Massachusetts Health and
                                   Educational Facilities
                                   Authority, New England
                                   Deaconess Hospital Issue,
                                   6.50%, 4/1/04                                       687,843
                                                                                --------------
                                                                                   $10,024,859
                                                                                --------------
                                   Housing - 0.2%
NR        BBB+              $180   Massachusetts Housing
                                   Finance Agency, (AMT),
                                   8.10%, 8/1/23                                      $188,879
                                                                                --------------
                                   Insured Education - 3.6%
Aaa       AAA               $665   Massachusetts Educational
                                   Financing Authority,
                                   (AMBAC), (AMT),
                                   6.65%, 1/1/01                                      $700,717
Aaa       AAA              2,110   Massachusetts Educational
                                   Financing Authority,
                                   (MBIA), (AMT),
                                   7.35%, 1/1/99                                     2,179,419
                                                                                --------------
                                                                                    $2,880,136
                                                                                --------------
                                   Insured General Obligations - 10.3%
Aaa       AAA             $1,000   Chelsea, Massachusetts,
                                   (AMBAC), 6.00%, 6/15/02                          $1,063,750
Aaa       AAA              1,500   The Commonwealth of
                                   Massachusetts, (FGIC),
                                   7.20%, 3/1/02                                     1,643,925
Aaa       AAA              2,500   The Commonwealth of
                                   Massachusetts, (FGIC),
                                   6.50%, 6/1/01                                     2,689,450
Aaa       AAA              1,000   Town of Rockport,
                                   Massachusetts, (AMBAC),
                                   6.80%, 12/15/04                                   1,090,610
Aaa       AAA              1,800   Worcester, Massachusetts,
                                   (MBIA), 5.75%, 10/1/14                            1,823,400
                                                                                --------------
                                                                                    $8,311,135
                                                                                --------------
                                   Insured Hospital - 1.3%
Aaa       AAA             $1,000   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Central
                                   Massachusetts Medical
                                   Center, (AMBAC),
                                   5.50%, 7/1/99                                    $1,026,770
                                                                                --------------
                                   Insured Housing - 16.8%
Aaa       AAA             $1,900   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), 5.90%, 1/1/03                             $1,979,211
Aaa       AAA              4,800   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), (Harborpoint
                                   Development),
                                   6.20%, 12/1/10                                    4,851,120
Aaa       AAA              1,840   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), 6.00%, 7/1/04                              1,931,485
Aaa       AAA              4,730   Massachusetts Housing
                                   Finance Agency, (MBIA),
                                   6.125% 12/1/11                                    4,759,752
                                                                                --------------
                                                                                   $13,521,568
                                                                                --------------
                                   Insured Industrial
                                   Development Revenue - 1.8%
Aaa       AAA             $1,400   Massachusetts IFA
                                   (Nantucket Electric),
                                   (AMBAC), (AMT),
                                   5.30%, 7/1/04                                    $1,408,708
                                                                                --------------
                                   Insured Solid Waste - 1.3%
Aaa       AAA             $1,000   Massachusetts Industrial
                                   Finance Agency,
                                   REFUSETECH Inc.
                                   Project, (FSA),
                                   5.45%, 7/1/01                                    $1,024,220
                                                                                --------------
                                   Insured Transportation - 3.6%
Aaa       AAA             $3,000   Massachusetts Bay
                                   Transportation Authority,
                                   (AMBAC), 5.25%, 3/1/11                           $2,891,190
                                                                                --------------
                                   Insured Utility - 4.4%
Aaa       AAA             $2,000   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, (AMBAC),
                                   6.625%, 7/1/03                                   $2,193,500
Aaa       AAA              1,225   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, (MBIA),
                                   6.40%, 7/1/02                                     1,326,736
                                                                                --------------
                                                                                    $3,520,236
                                                                                --------------
                                   Insured Water and Sewer - 5.8%
Aaa       AAA             $2,000   Boston, MA Water &
                                   Sewer Authority, (FGIC),
                                   5.25%, 11/1/11                                   $1,921,380
Aaa       AAA              3,000   Massachusetts Water &
                                   Sewer Authority, (MBIA),
                                   5.00%, 12/1/16                                    2,760,090
                                                                                --------------
                                                                                    $4,681,470
                                                                                --------------
                                   Lease Revenue/Certificate
                                   of Participation - 2.0%
NR        BBB             $1,650   Puerto Rico ITEM &
                                   EC - Guaynabo Lease
                                   Program, 5.375%, 7/1/06                          $1,602,959
                                                                                --------------
                                   Nursing Homes - 2.7%
NR        NR              $1,000   Massachusetts Health and
                                   Educational Facilities,
                                   (1st Mortgage-Fairview
                                   Extended Care),
                                   10.125%, 1/1/11                                  $1,131,680
NR        NR               1,000   Massachusetts Industrial
                                   Finance Agency, Health
                                   Care Facilities,(Age Institute
                                   of Massachusetts),
                                   7.60%, 11/1/05                                    1,004,450
                                                                                --------------
                                                                                    $2,136,130
                                                                                --------------
                                   Special Tax Revenue - 2.3%
NR        NR              $1,750   Virgin Islands Public
                                   Finance Authority,
                                   6.70%, 10/1/99                                   $1,830,780
                                                                                --------------
                                   Transportation - 1.4%
A1        A+              $1,000   Woods Hole, Martha's
                                   Vineyard and Nantucket
                                   Steamship Authority,
                                   6.60%, 3/1/03                                    $1,097,690
                                                                                --------------
                                   Utilities - 1.3%
A         BBB+            $1,000   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, 5.70%, 7/1/01                           $1,026,181
                                                                                --------------
                                   Water & Sewer Revenue - 3.2%
A         A               $1,000   Massachusetts Water
                                   Resources Authority,
                                   6.25%, 11/1/10                                   $1,044,350
Aa        NR               1,500   Massachusetts Water
                                   Abatement - New Bedford
                                   Loan Project,
                                   5.70%, 2/1/12                                     1,523,640
                                                                                --------------
                                                                                    $2,567,990
                                                                                --------------
                                   Total Tax-Exempt
                                   Investments (identified
                                   cost, $78,671,495)                              $80,304,265
                                                                                ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 48.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.3% to 23.8% of total investments.

See notes to financial statements





New York Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Cogeneration - 0.8%
NR             NR                $950   Port Authority of New York
                                        & New Jersey - KIAC
                                        Project, 6.50%, 10/1/01                               $975,574
                                                                                        --------------
                                        Education - 10.4%
Baa1           BBB             $1,000   City University of
                                        New York, John Jay College,
                                        6.00%, 8/15/06                                      $1,013,280
NR             AA               1,000   Dormitory Authority of the
                                        State of New York,
                                        Manhattan College,
                                        6.10%, 7/1/04                                        1,049,530
A1             A+               5,955   Dormitory Authority of the
                                        State of New York,
                                        University of Rochester,
                                        6.50%, 7/1/09 (1)                                    6,146,989
Baa1           BBB              1,000   Dormitory Authority of the
                                        State of New York, City
                                        University, 6.10%, 7/1/01                            1,039,860
NR             AA               1,000   Dormitory Authority of the
                                        State of New York, Nursing
                                        Home, (Our Lady of
                                        Consolation), (FHA),
                                        5.20%, 8/1/05                                          995,730
Baa1           BBB+             1,000   Dormitory Authority of the
                                        State of New York, State
                                        University, 7.25%, 5/15/99                           1,064,560
Baa1           BBB+             1,000   Dormitory Authority of
                                        The State of New York,
                                        State University,
                                        5.20%, 5/15/03                                         997,170
                                                                                        --------------
                                                                                           $12,307,119
                                                                                        --------------
                                        Escrowed/Prerefunded - 9.5%
Aaa            NR              $1,250   Dormitory Authority of
                                        the State of New York,
                                        State University,
                                        Prerefunded to
                                        5/15/02, 6.75%, 5/15/21                             $1,394,375
Aaa            AAA              2,000   New York State Housing
                                        Finance Agency, Escrowed
                                        to Maturity, 6.80%, 5/15/01                          2,179,660
Aaa            AA-              2,500   Port Authority of New York
                                        & New Jersey, (AMBAC),
                                        Prerefunded to
                                        10/1/02, 7.40%, 10/1/12                              2,875,050
NR             AA-              2,000   Power Authority of the
                                        State of New York,
                                        Prerefunded to
                                        1/1/98, 8.00%, 1/1/17                                2,130,240
Aaa            AAA              2,500   Suffolk County, New York
                                        Water Authority, (AMBAC),
                                        Prerefunded to 6/1/02,
                                        6.00%, 6/1/17                                        2,698,150
                                                                                        --------------
                                                                                           $11,277,475
                                                                                        --------------
                                        General Obligations - 10.2%
Baa1           BBB+            $1,000   The City of New York,
                                        6.375%, 8/1/05                                      $1,033,120
Baa1           BBB+             3,000   The City of New York,
                                        6.40%, 8/1/03                                        3,148,200
Baa1           BBB+             1,500   The City of New York,
                                        6.375%, 8/1/06                                       1,543,050
A              A-               1,500   State of New York,
                                        7.50%, 11/15/00                                      1,650,720
A              A-               1,000   State of New York,
                                        7.50%, 11/15/01                                      1,119,690
A              A-               2,000   State of New York,
                                        7.00%, 11/15/02                                      2,221,740
Baa1           A                1,350   Puerto Rico
                                        Commonwealth,
                                        6.35%, 7/1/10                                        1,430,298
                                                                                        --------------
                                                                                           $12,146,818
                                                                                        --------------
                                        Hospitals - 7.1%
Baa1           BBB             $2,340   Dormitory Authority of
                                        New York, Department of
                                        Health, 5.375%, 7/1/08                              $2,255,900
NR             AAA              2,000   New York State Medical
                                        Care Facilities Finance
                                        Agency, Mount Sinai
                                        Hospital, 5.40%, 8/15/00                             2,050,260
NR             AAA              3,000   New York State Medical
                                        Care Facilities Finance
                                        Agency, Mount Sinai
                                        Hospital, 5.50%, 8/15/01                             3,103,140
Baa            NR               1,000   New York State Dormitory
                                        Authority, Nyack Hospital,
                                        6.00%, 7/1/06                                        1,005,750
                                                                                        --------------
                                                                                            $8,415,050
                                                                                        --------------
                                        Housing - 4.2%
Aa             AA              $5,100   New York City Housing
                                        Development Corporation,
                                        (Multi-Family),
                                        5.625%, 5/1/12                                      $5,014,116
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 1.5%
Baa3           BB+             $1,700   Puerto Rico Port
                                        Authority - American
                                        Airlines, 6.25%, 6/1/26                             $1,719,465
                                                                                        --------------

                                        Insured Education - 4.7%
Aaa            AAA             $1,075   Dormitory Authority of
                                        the State of New York,
                                        Mt. Sinai School of
                                        Medicine, (MBIA),
                                        6.75%, 7/1/09                                       $1,159,581
Aaa            AAA              2,550   Dormitory Authority of
                                        the State of New York,
                                        State University,
                                        (AMBAC), 5.25%, 7/1/14                               2,444,670
Aaa            AAA              2,000   Dormitory Authority of
                                        the State of New York,
                                        State University, (AMBAC),
                                        5.25%, 7/1/06                                        1,975,000
                                                                                        --------------
                                                                                            $5,579,251
                                                                                        --------------
                                        Insured Hospital - 6.3%
Aaa            AAA             $4,450   New York State Medical
                                        Care Facilities Finance
                                        Agency, New York State
                                        Hospital, (AMBAC),
                                        6.10%, 2/15/04                                      $4,736,936
Aaa            AAA              2,500   New York State Medical
                                        Care Facilities Finance
                                        Agency, New York State
                                        Hospital, (AMBAC),
                                        6.20%, 2/15/05                                       2,695,800
                                                                                        --------------
                                                                                            $7,432,736
                                                                                        --------------
                                        Insured Lease Revenue/
                                        Certificate of Participation - 1.6%
Aaa            AAA             $2,000   City University of
                                        New York - John Jay
                                        College, (AMBAC),
                                        6.00%, 8/15/08                                      $1,923,660
                                                                                        --------------
                                        Insured Miscellaneous - 0.9%
Aaa            AAA             $1,000   New York State Municipal
                                        Bond Bank Agency,
                                        (AMBAC), 6.625%,
                                        3/15/06                                             $1,084,270
                                                                                        --------------

                                        Insured Transportation - 9.7%
Aaa            AAA             $2,240   Metropolitan Transportation
                                        Authority for the City of
                                        New York, (MBIA),
                                        5.70%, 7/1/10                                       $2,256,934
Aaa            AAA              3,500   The Port Authority of
                                        New York and New Jersey,
                                        (MBIA), 6.375%, 10/15/17                             3,713,850
Aaa            AAA              1,000   The Port Authority of
                                        New York and New Jersey,
                                        (AMBAC), 5.20%, 7/15/15                                956,030
Aaa            AAA              2,000   Triborough Bridge and
                                        Tunnel Authority, (MBIA),
                                        6.20%, 1/1/01                                        2,121,140
Aaa            AAA              2,290   Triborough Bridge and
                                        Tunnel Authority, (FGIC),
                                        5.80%, 1/1/02                                        2,390,554
                                                                                        --------------
                                                                                           $11,438,508
                                                                                        --------------

                                        Insured Utility - 5.1%
Aaa            AAA               $500   New York State Energy
                                        Research and Development
                                        Authority, Gas Facilities,
                                        (Brooklyn Union Gas),
                                        (MBIA), 5.50%, 1/1/21                                 $486,255
Aaa            AAA              5,000   New York State Energy
                                        Research and Development
                                        Authority, Central Hudson
                                        Gas, (FGIC), 7.375%,
                                        10/1/14                                              5,503,000
                                                                                        --------------
                                                                                            $5,989,255
                                                                                        --------------
                                        Insured Water and Sewer - 1.7%
Aaa            AAA             $1,000   New York City Municipal
                                        Water Finance Authority,
                                        (AMBAC), 5.80%, 6/15/03                             $1,051,950
Aaa            AAA              1,000   Suffolk County, New York,
                                        Water Authority, (MBIA),
                                        5.00%, 6/1/15                                          922,300
                                                                                        --------------
                                                                                            $1,974,250
                                                                                        --------------
                                        Lease Revenue/Certificates
                                        of Participation - 6.8%
A1             AA              $3,500   Housing New York
                                        Corporation, 6.00%,
                                        11/1/03                                             $3,655,435
Baa1           BBB              4,715   New York Urban
                                        Development Corporation,
                                        5.375%, 1/1/15                                       4,346,192
                                                                                        --------------
                                                                                            $8,001,627
                                                                                        --------------
                                        Special Tax Revenue - 4.6%
A              A               $3,725   New York Local
                                        Government Assistance
                                        Corporation, 5.25%,
                                        4/1/16                                              $3,541,805
A              A                1,750   New York Local
                                        Government Assistance
                                        Corporation, 7.00%, 4/1/04                           1,928,517
                                                                                        --------------
                                                                                            $5,470,322
                                                                                        --------------
                                        Transportation - 12.4%
A1             A               $1,750   New York State Thruway
                                        Authority, 5.375%, 1/1/02                           $1,794,398
A              A-               1,645   New York State Thruway
                                        Authority, 5.80%, 4/1/09                             1,661,730
Baa1           BBB              1,000   New York State Thruway
                                        Authority, 6.00%, 4/1/03                             1,039,150
Baa1           BBB              3,000   New York State Thruway
                                        Authority, 5.75%, 4/1/16                             2,924,550
A1             AA-              3,000   Port Authority of New York
                                        & New Jersey, (AMT),
                                        6.00%, 7/1/14                                        3,055,380
Baa3           BB+              2,875   Port Authority of New York
                                        & New Jersey,
                                        (Delta Airlines),
                                        6.95%, 6/1/08                                        3,063,858
Aa             A+               1,250   Triborough Bridge &
                                        Tunnel Authority,
                                        4.75%, 1/1/19                                        1,102,663
                                                                                        --------------
                                                                                           $14,641,729
                                                                                        --------------
                                        Water & Sewer Revenue - 2.5%
A              A-              $1,825   New York City Municipal
                                        Water Finance Authority,
                                        5.70%, 6/15/02                                      $1,901,285
Aaa            AAA              1,000   New York State
                                        Environmental Facilities
                                        Corporation, County of
                                        Westchester Project,
                                        5.60%, 9/15/13                                       1,001,281
                                                                                        --------------
                                                                                            $2,902,566
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $116,927,363)                               $118,293,791
                                                                                        ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 30.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 8.0% to 18.1% of total investments.

See notes to financial statements





Pennsylvania Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------    Principal
                          Amount
          Standard          (000
Moody's   & Poor's      Omitted)   Security                                              Value
---------------------------------  ------------------------------------------------------------
                                   Assisted Living - 1.5%
NR        NR              $1,120   Delaware County,
                                   Pennsylvania, Industrial
                                   Development Authority,
                                   (Glen Riddle Project),
                                   (AMT),8.125%, 9/1/05                             $1,181,141
                                                                                --------------
                                   Cogeneration - 4.3%
NR        BBB-             2,000   Pennsylvania Economic
                                   Development Financing
                                   Authority, (Resource
                                   Recovery - Culver Project),
                                   (AMT), 7.05%, 12/1/10                            $2,094,260
NR        NR               1,200   Pennsylvania Economic
                                   Development Financing
                                   Authority, (Resource
                                   Recovery for Northampton),
                                   6.75%, 1/1/07                                     1,221,120
                                                                                --------------
                                                                                    $3,315,380
                                                                                --------------
                                   Education - 8.8%
NR        AAA               $700   Montgomery County
                                   Higher Education and
                                   Health Authority, (Saint
                                   Joseph's University),
                                   (CLEE), 6.00%, 12/15/02                            $741,447
Aa        A+               1,500   Pennsylvania Higher
                                   Educational Facilities
                                   Authority, (Thomas
                                   Jefferson University),
                                   5.90%, 8/15/00                                    1,567,170
Aa        AA               4,500   Pennsylvania Higher
                                   Educational Facilities
                                   Authority, (University of
                                   Pennsylvania Hospital),
                                   5.875%, 1/1/15                                    4,545,630
                                                                                --------------
                                                                                    $6,854,247
                                                                                --------------
                                   Escrowed - 16.2%
Aaa       AAA             $3,200   Philadelphia Municipal
                                   Authority, Justice Lease
                                   Revenue Bonds, (FGIC),
                                   Prerefunded to 11/15/01,
                                   7.10%, 11/15/11                                  $3,603,712
Aaa       NR               2,500   Philadelphia, Pennsylvania,
                                   Hospital & Higher
                                   Education, (Children's
                                   Hospital), Prerefunded to
                                   2/15/02, 6.50%, 2/15/21                           2,743,800
Aaa       AAA             $2,070   Pennsylvania
                                   Intragovernmental
                                   Cooperative Authority,
                                   (City of Philadelphia
                                   Funding Program), (FGIC),
                                   Escrowed to Maturity,
                                   6.00%, 6/15/02                                   $2,197,698
Baa       BBB                500   Pennsylvania State Higher
                                   Education, (Medical
                                   College of Pennsylvania),
                                   Prefunded to 3/1/01,
                                   7.25%, 3/1/05                                       558,380
Aaa       AAA              1,500   Somerset County,
                                   Pennsylvania, General
                                   Authority, (FGIC),
                                   Escrowed to Maturity,
                                   6.50%, 10/15/01                                   1,623,225
Aaa       AAA              7,000   Westmoreland County,
                                   Pennsylvania, Municipal
                                   Authority, 0.00%, 8/15/19                         1,851,990
                                                                                --------------
                                                                                   $12,578,805
                                                                                --------------
                                   General Obligations - 4.2%
Aa        AA              $1,575   Delaware County,
                                   Pennsylvania, 5.50%,
                                   10/1/15                                          $1,556,714
Baa1      A                  750   Puerto Rico Aqueduct &
                                   Sewer Authority, 5.00%,
                                   7/1/15                                              688,328
Baa1      A                1,000   The Commomwealth of
                                   Puerto Rico, Public
                                   Improvement Refunding
                                   Bonds, 5.50%, 7/1/01                              1,034,870
                                                                                --------------
                                                                                    $3,279,912
                                                                                --------------
                                   Hospitals - 21.4%
Aa        AA              $2,000   Geisinger, Pennsylvania,
                                   Health System, 7.375%,
                                   7/1/02                                           $2,153,500
NR        AAA              1,030   Indiana County,
                                   Pennsylvania, Hospital
                                   Authority, (Indiana
                                   Hospital Project),
                                   (CLEE), 5.75%, 7/1/00                             1,062,723
NR        AAA                825   Indiana County,
                                   Pennsylvania, Hospital
                                   Authority, (Indiana
                                   Hospital Project), (CLEE),
                                   5.875%, 7/1/01                                      859,320
A         BBB+            $1,000   Monroeville, Pennsylvania,
                                   Hospital Authority,
                                   (Forbes Health),
                                   5.75%, 10/1/05                                   $1,003,470
Baa       NR               1,030   Montgomery County,
                                   Pennsylvania, Higher
                                   Education & Health
                                   Authority, (Montgomery
                                   Hospital), 6.25%, 7/1/06                          1,043,359
Baa       NR               1,100   Montgomery County,
                                   Pennsylvania, Higher
                                   Education & Health
                                   Authority, (Montgomery
                                   Hospital), 6.375%, 7/1/07                         1,117,380
A         NR                 500   New Castle Area Hospital
                                   Authority, (St. Francis
                                   Hospital of New Castle),
                                   5.90%, 11/15/00                                     513,905
NR        BBB                445   Northampton County
                                   Hospital Authority,
                                   (Easton Hospital)
                                   6.90%, 1/1/02                                       457,504
Baa1      BBB+             1,500   The Hospitals and Higher
                                   Education Facilities
                                   Authority of Philadelphia,
                                   (Graduate Health System),
                                   7.00%, 7/1/05                                     1,533,885
Baa1      BBB+             2,500   Philadelphia, Pennsylvania,
                                   Hospital and Higher
                                   Education Facilities
                                   Authority, (Pennsylvania
                                   Hospital), 6.05%, 7/1/04                          2,536,700
Aa        NR               4,750   Pottsville, PA, Hospital
                                   Authority, (Daughters of
                                   Charity), 5.00%,
                                   8/15/12 (1)                                       4,368,195
                                                                                --------------
                                                                                   $16,649,941
                                                                                --------------
                                   Industrial Development
                                   Revenue - 1.2%
NR        NR                $885   Chester County, PA,
                                   Industrial Development
                                   Authority, 8.00%, 9/1/05                           $926,153
                                                                                --------------
                                   Insured Education - 3.1%
Aaa       AAA             $2,280   Lycoming County
                                   Authority, Pennnsylvania,
                                   College Revenue Bonds,
                                   (AMBAC), 6.00%, 11/1/01                          $2,409,253
                                                                                --------------

                                   Insured General Obligations - 6.1%
Aaa       AAA             $2,000   Bucks County,
                                   Pennsylvania, Technical
                                   School Authority,
                                   (AMBAC), 5.375%,
                                   8/15/15                                          $1,920,840
Aaa       AAA              3,000   Commonwealth of
                                   Pennsylvania, (AMBAC),
                                   5.00%, 11/15/11                                   2,838,330
                                                                                --------------
                                                                                    $4,759,170
                                                                                --------------
                                   Insured Hospitals - 12.6%
Aaa       AAA             $1,250   Allegheny County,
                                   Pennsylvania, Hospital
                                   Development Authority,
                                   (South Hills Health),
                                   (MBIA), 5.50%, 5/1/08                            $1,255,250
Aaa       AAA              1,000   The Hospital Authority of
                                   Beaver County,
                                   Pennsylvania, (The Medical
                                   Center of Beaver, PA),
                                   (AMBAC), 5.90%,
                                   7/1/00                                            1,043,810
Aaa       AAA              1,985   Chester County,
                                   Pennsylvania, Health &
                                   Educational Facilities,
                                   (Chester County Hospital),
                                   (MBIA), 5.625%, 7/1/09                            1,977,656
Aaa       AAA              1,000   Erie County, Pennsylvania,
                                   Hospital Authority, (Hamot
                                   Health System), (AMBAC),
                                   7.10%, 2/15/10                                    1,087,220
Aaa       AAA              2,050   Sayre Health Care Facilities
                                   Authority, (Guthrie Medical
                                   Center), (AMBAC),
                                   6.50%, 3/1/00                                     2,169,556
Aaa       AAA              2,100   Washington County
                                   Hospital Authority,
                                   (Shadyside Hospital
                                   Project), (AMBAC),
                                   5.80%, 12/15/02                                   2,215,899
                                                                                --------------
                                                                                    $9,749,391
                                                                                --------------
                                   Insured Lease Revenue/
                                   Certificates of Participation - 2.1%
Aaa       AAA               $500   The Harrisburg Authority
                                   (Dauphin County,
                                   Pennsylvania), Lease
                                   Revenue Bonds, (CGIC),
                                   6.25%, 6/1/01                                      $535,300
Aaa       AAA              1,000   Northumberland County
                                   Authority, Pennsylvania,
                                   Lease Revenue Bonds,
                                   (MBIA), 6.50%, 10/15/01                           1,082,150
                                                                                --------------
                                                                                    $1,617,450
                                                                                --------------
                                   Insured Transportation - 5.7%
Aaa       AAA             $4,250   Pennsylvania State
                                   Turnpike Commisssion,
                                   (AMBAC), 6.25%,
                                   6/1/11 (1)                                       $4,437,383
                                                                                --------------
                                   Life Care - 1.0%
NR        NR                $245   Delaware County,
                                   Pennsylvania, Authority,
                                   (White Horse Village),
                                   6.30%, 7/1/03                                      $245,368
NR        NR                 505   Delaware County,
                                   Pennsylvania, Authority,
                                   (White Horse Village),
                                   6.40%, 7/1/04                                       505,848
                                                                                --------------
                                                                                      $751,216
                                                                                --------------
                                   Nursing Home - 0.7%
NR        NR                $500   Wilkins Area,
                                   Pennsylvania, Industrial
                                   Development Authority,
                                   (Fairview Extended Care),
                                   10.25%, 1/1/21                                     $568,095
                                                                                --------------
                                   Solid Waste - 2.4%
Baa       A-                $500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      511,805
Baa       A-                 500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      513,890
Baa       A-                 300   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      310,011
Baa       A-                 500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      518,755
                                                                                --------------
                                                                                    $1,854,461
                                                                                --------------
                                   Special Tax Revenue - 0.3%
NR        NR                $250   Virgin Islands Public
                                   Finance Authority,
                                   (V.I. General Obligation/
                                   Matching Loan Fund
                                   Notes), 6.70%, 10/1/99                             $261,540
                                                                                --------------
                                   Transportation - 4.8%
Aa3       AA-             $2,550   Southeastern Pennsylvania
                                   Transportation Authority,
                                   LOC:Canadian Imperial
                                   Bank of Commerce,
                                   6.00%, 6/1/99                                    $2,646,033
Aa3       AA-              1,000   Southeastern Pennsylvania
                                   Transportation Authority,
                                   LOC: Canadian Imperial
                                   Bank of Commerce,
                                   6.00%, 6/1/99                                     1,052,490
                                                                                --------------
                                                                                    $3,698,523
                                                                                --------------
                                   Utility - 1.4%
NR        NR              $1,000   Virgin Island Water &
                                   Authority, 7.40%, 7/1/11                         $1,058,840
                                                                                --------------
                                   Water & Sewer - 2.2%
NR        AA              $1,600   Pennsylvania Infrastucture
                                   Investment Authority,
                                   (Pennvest Pool Program),
                                   6.45%, 9/1/04                                    $1,743,855
                                                                                --------------
                                   Total Tax-Exempt
                                   Investments (identified
                                   cost, $76,000,297)                              $77,694,756
                                                                                ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 29.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.7% to 22.9% of total investments.

See notes to financial statements





Limited Maturity Municipals Portfolios
Financial Statements

Statments of Assets and Liabilities

September 30, 1996 (Unaudited)

                                            Florida   Massachusetts        New York    Pennsylvania
                                            Limited         Limited         Limited         Limited
                                          Portfolio       Portfolio       Portfolio       Portfolio
                                       ------------    ------------    ------------    ------------
Assets:
Investments --
Identified cost                        $104,324,918     $78,671,495    $116,927,363     $76,000,297
Unrealized appreciation                   2,616,737       1,632,770       1,366,428       1,694,459
                                       ------------    ------------    ------------    ------------
Total investments, at value
(Note 1A)                              $106,941,655     $80,304,265    $118,293,791     $77,694,756
Cash                                            128             628       2,175,768         471,553
Receivable for daily variation
margin on open financial
futures contracts (Note 1E)                  15,469          11,250          11,250          14,063
Receivable for investments sold             490,000       2,152,342              --       2,680,360
Interest receivable                       2,387,597       1,234,078       2,082,335       1,311,314
Deferred organization expenses
(Note 1D)                                     6,679           6,480           4,070           4,244
                                       ------------    ------------    ------------    ------------
Total assets                           $109,841,528     $83,709,043    $122,567,214     $82,176,290
                                       ------------    ------------    ------------    ------------
Liabilities:
Demand note payable (Note 5)                $89,000        $870,000            $ --            $ --
Payable for investments purchased                --         519,843       1,993,130       2,903,787
Payable to affiliate --
Trustees' fee                                 2,044           1,544           2,044           1,544
Accrued expenses                             10,872           7,347          10,816           6,471
                                       ------------    ------------    ------------    ------------
Total liabilities                          $101,916      $1,398,734      $2,005,990      $2,911,802
                                       ------------    ------------    ------------    ------------
Net Assets applicable to
investors' interest in
Portfolio                              $109,739,612     $82,310,309    $120,561,224     $79,264,488
                                       ============    ============    ============    ============

Sources of Net Assets:
Net proceeds from capital
contributions and withdrawals          $107,188,518     $80,725,279    $119,242,536     $77,629,704
Unrealized appreciation of
investments and financial
futures contracts (computed on the
basis of identified cost)                 2,551,094       1,585,030        1,318,688      1,634,784
                                       ------------    ------------     ------------   ------------
Total                                  $109,739,612     $82,310,309     $120,561,224    $79,264,488
                                       ============    ============     ============   ============





Statements of Operations

Six Months Ended September 30, 1996 (Unaudited)
                                                               Florida    Massachusetts         New York     Pennsylvania
                                                               Limited          Limited          Limited          Limited
                                                             Portfolio        Portfolio        Portfolio        Portfolio
                                                           -----------      -----------      -----------      -----------
Investment Income:
Interest income                                             $3,194,008       $2,429,471       $3,511,702       $2,431,381
                                                           -----------      -----------      -----------      -----------
Expenses --
Investment adviser fee (Note 2)                               $270,842         $205,650         $300,218         $200,015
Compensation of Trustees not members of the
Investment Adviser's organization                                4,216            3,738            4,217            3,225
Custodian fees (Note 1G)                                        32,239           19,711           36,484           25,483
Legal and accounting services                                   20,420           20,420           20,420           20,420
Amortization of organization expenses (Note 1D)                  2,108            2,050            1,289            1,339
Miscellaneous                                                   17,769           17,526           14,611           15,954
                                                           -----------      -----------      -----------      -----------
Total expenses                                                $347,594         $269,095         $377,239         $266,436
Deduct --
Reduction of custodian fee (Note 1G)                             3,859            7,880            4,890            3,941
                                                           -----------      -----------      -----------      -----------
Net expenses                                                  $343,735         $261,215         $372,349         $262,495
                                                           -----------      -----------      -----------      -----------
Net investment income                                       $2,850,273       $2,168,256       $3,139,353       $2,168,886
                                                           -----------      -----------      -----------      -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) --
Investment transactions (identified cost basis)              ($447,887)       ($209,918)        ($55,254)        $292,280
Financial futures contracts                                   (604,420)        (328,595)        (553,518)        (576,904)
                                                           -----------      -----------      -----------      -----------
Net realized loss                                          ($1,052,307)       ($538,513)       ($608,772)       ($284,624)
                                                           -----------      -----------      -----------      -----------
Change in unrealized appreciation (depreciation) --
Investments                                                   $312,799           $2,712         ($16,010)       ($208,107)
Financial futures contracts                                    (65,643)         (47,740)         (47,740)         (59,675)
                                                           -----------      -----------      -----------      -----------
Net unrealized appreciation
(depreciation) of investments                                 $247,156         ($45,028)        ($63,750)       ($267,782)
                                                           -----------      -----------      -----------      -----------
Net realized and unrealized loss                             ($805,151)       ($583,541)       ($672,522)       ($552,406)
                                                           -----------      -----------      -----------      -----------
Net increase in net assets from operations                  $2,045,122       $1,584,715       $2,466,831       $1,616,480
                                                           ===========      ===========      ===========      ===========

See notes to financial statements





Statements of Changes in Net Assets

Six Months Ended September 30, 1996 (Unaudited)
                                                               Florida    Massachusetts         New York     Pennsylvania
                                                               Limited          Limited          Limited          Limited
                                                             Portfolio        Portfolio        Portfolio        Portfolio
                                                          ------------     ------------     ------------     ------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                       $2,850,273       $2,168,256       $3,139,353       $2,168,886
Net realized loss on investments                            (1,052,307)        (538,513)        (608,772)        (284,624)
Change in unrealized appreciation of investments               247,156          (45,028)         (63,750)        (267,782)
                                                          ------------     ------------     ------------     ------------
Net increase in net assets from operations                  $2,045,122       $1,584,715       $2,466,831       $1,616,480
                                                          ------------     ------------     ------------     ------------
Capital transactions --
Contributions                                              $21,639,528      $16,916,097      $21,586,967      $19,231,304
Withdrawals                                                (41,780,049)     (33,325,779)     (42,221,053)     (33,777,296)
                                                          ------------     ------------     ------------     ------------
Decrease in net assets resulting
from capital transactions                                 ($20,140,521)    ($16,409,682)    ($20,634,086)    ($14,545,992)
                                                          ------------     ------------     ------------     ------------
Total decrease in net assets                              ($18,095,399)    ($14,824,967)    ($18,167,255)    ($12,929,512)
Net Assets:
At beginning of period                                     127,835,011       97,135,276      138,728,479       92,194,000
                                                          ------------     ------------     ------------     ------------
At end of period                                          $109,739,612      $82,310,309     $120,561,224      $79,264,488
                                                          ============     ============     ============     ============


Year Ended March 31, 1996


                                                               Florida    Massachusetts         New York     Pennsylvania
                                                               Limited          Limited          Limited          Limited
                                                             Portfolio        Portfolio        Portfolio        Portfolio
                                                          ------------     ------------     ------------     ------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                       $6,849,405       $5,212,102       $7,387,952       $4,991,356
Net realized gain (loss) on investments                        295,731          (63,095)         217,916         (470,305)
Change in unrealized appreciation of investments             1,590,260        1,762,463        2,312,427        1,828,795
                                                          ------------     ------------     ------------     ------------
Net increase in net assets from operations                  $8,735,396       $6,911,470       $9,918,295       $6,349,846
                                                          ------------     ------------     ------------     ------------
Capital transactions --
Contributions                                              $10,648,982       $4,408,033       $7,273,143       $4,976,577
Withdrawals                                                (56,128,282)     (33,303,769)     (52,095,383)     (32,738,468)
                                                          ------------     ------------     ------------     ------------
Decrease in net assets resulting
from capital transactions                                 ($45,479,300)    ($28,895,736)    ($44,822,240)    ($27,761,891)
                                                          ------------     ------------     ------------     ------------
Total decrease in net assets                              ($36,743,904)    ($21,984,266)    ($34,903,945)    ($21,412,045)
Net Assets:
At beginning of year                                       164,578,915      119,119,542      173,632,424      113,606,045
                                                          ------------     ------------     ------------     ------------
At end of year                                            $127,835,011      $97,135,276     $138,728,479      $92,194,000
                                                          ============     ============     ============     ============

See notes to financial statements





Supplementary Data

                                      Florida Limited Portfolio
                    -------------------------------------------------------
                    Six Months Ended           Year Ended March 31,
                        September 30,    ----------------------------------
                          (Unaudited)        1996         1995         1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)              0.60%+        0.55%        0.52%       0.49%+
Net expenses after
custodian fee reduction       0.59%+        0.54%          --          --
Net investment income         4.86%+        4.73%        4.73%       4.53%+
Portfolio Turnover              28%           20%          44%          8%
Net Assets, end of period
(000 omitted)             $109,740      $127,835     $164,579    $185,977


Supplementary Data (Continued)

                               Massachusetts Limited Portfolio
                 ----------------------------------------------------
                   Six Months Ended     Year Ended March 31,
                 September 30, 1996  --------------------------------
                         (Unaudited         1996       1995       1994**
                 ------------------    ---------    -------    ------
Ratios
(As a percentage of
average daily net
assets):
Net expenses (1)               0.61%+       0.57%      0.54%      0.52%+
Net expenses after
custodian fee reduction        0.59%+       0.55%        --         --
Net investment income          4.89%+       4.72%      4.90%      4.57%+
Portfolio Turnover               29%          27%        46%         8%
Net Assets, end of period
(000 omitted)               $82,310      $97,135   $119,120   $119,772

+   Annualized.

*   For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the year ended March 31, 1996, and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The expense ratios for each of the periods ended
    March 31, 1995 and 1994 have not been adjusted to reflect this change.

See notes to financial statements




Supplementary Data (continued)

                                     New York Limited Portfolio
                       ----------------------------------------------------
                     Six Months Ended           Year Ended March 31,
                         September 30,   ----------------------------------
                           (Unaudited)       1996         1995         1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)               0.58%+        0.55%        0.52%        0.47%+
Net Expenses after
custodian fee reduction        0.57%+        0.53%          --           --
Net investment income          4.80%+        4.66%        4.79%        4.50%+
Portfolio Turnover               21%           32%          31%           5%
Net Assets, end of period
(000 omitted)              $120,561      $138,728     $173,632     $183,768


Supplementary Data (Continued)

                                   Pennsylvania Limited Portfolio
                -------------------------------------------------------
                   Six Months Ended           Year Ended March 31,
                 September 30, 1996   ---------------------------------
                         (Unaudited        1996       1995       1994*
                -------------------      ------   --------    --------
Ratios
(As a percentage of
average daily net
assets):
Net expenses (1)               0.63%+       0.58%      0.53%      0.50%+
Net expenses after
custodian fee
reduction (1)                  0.62%+       0.56%        --         --
Net investment income          5.09%+       4.81%      4.77%      4.59%+
Portfolio Turnover               25%          24%        39%        12%
Net Assets, end of period
(000 omitted)               $79,264      $92,194   $113,606   $123,620

+   Annualized.

*   For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the year ended March 31, 1996, and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The expense ratios for each of the periods ended March 31, 1995 and 1994 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements
(Unaudited)

(1) Significant Accounting Policies

California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), and Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in When-issued and Delayed Delivery Transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

G. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reflected as a reduction of operating expenses in the Statements of Operations.

H. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Other -- Investment transactions are accounted for on a trade date basis.

J. Interim Financial Information -- The interim financial statements relating to September 30, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended September 30, 1996, each Portfolio paid advisory fees as follows:

Portfolio                Amount      Effective Rate*
----------           ----------     ---------------
Florida Limited         270,842               0.46%
Massachusetts Limited   205,650               0.46%
New York Limited        300,218               0.46%
Pennsylvania Limited    200,015               0.47%

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 1996, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets (annualized).


(3) Investments
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended September 30, 1996 were as follows:

                 Florida  Massachusetts       New York  Pennsylvania
                 Limited        Limited        Limited       Limited
               Portfolio      Portfolio      Portfolio     Portfolio
               ---------      ---------   ------------   -----------
Purchases    $31,836,410    $26,876,803    $26,377,260   $21,317,093
Sales         48,849,046     46,394,716     44,229,354    34,158,774




(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1996, as computed on a federal income tax basis, are as follows:


                   Florida     Massachusetts       New York     Pennsylvania
                   Limited           Limited        Limited          Limited
                 Portfolio         Portfolio      Portfolio        Portfolio
                ----------    --------------   ------------    -------------
Aggregate
cost          $104,324,918      $ 78,671,495    $116,927,363    $ 76,000,297
              ============    ==============    ============  ==============
Gross
unrealized
appreciation   $ 2,806,678        $1,661,900     $ 1,897,947     $ 1,962,817
Gross
unrealized
depreciation       189,941            29,130         531,519         268,358
                ----------    --------------    ------------   -------------
Net
unrealized
appreciation    $2,616,737        $1,632,770     $ 1,366,428     $ 1,694,459
              ============    ==============   ============   ==============




(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank, a portion of which is discretionary. Each portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1996, the Florida Limited Portfolio and Massachusetts Limited Portfolio had balances outstanding pursuant to this line of credit of $89,000, $16,000 and $912,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the period.

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1996 is as follows:

   Futures Contracts
          Expiration                                Net Unrealized
 Portfolio      Date        Contracts           Position  Depreciation
-----------    -----   ---------------------   ---------  --------------
Florida
Limited         12/96  55 U.S. Treasury Bonds     Short       65,643
Massachusetts
Limited         12/96  16 U.S. Treasury Bonds     Short       20,721
New York
Limited         12/96  40 U.S. Treasury Bonds     Short       47,740
Pennsylvania
Limited         12/96  50 U.S. Treasury Bonds     Short       59,675



Investment Management

Funds

Officers
-------------------------------------------
Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Portfolios
-----------------------------------------------------------
Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

Raymond E. Hender
Vice President and Portfolio Manager of Florida, Massachusetts, New York and Pennsylvania Limited Maturity Municipals Portfolios

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Investment Adviser of Limited Maturity Municipals Portfolios

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditional Limited Maturity Municipals Funds

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

Eaton Vance Investment Trust
24 Federal Street
Boston, MA 02110

C-4LTFCSRC-11/96